SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 11, 2000


                       Pacific Gateway Exchange, Inc.
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           (Exact name of registrant as specified in its charter)


                                  Delaware
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                        (State or other jurisdiction
                             of Incorporation)


                                 000-21043
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                                (Commission
                                File Number)


                                 94-3134065
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                              (I.R.S. Employer
                            Identification No.)


500 Airport Boulevard, Suite 340
Burlingame, California                                          94010
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (650) 375-6700


                              (Not Applicable)
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       (Former name or former address, if changed since last report)



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Item 5.   Other Events.
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          In the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2000, the Company reported that it had a hearing scheduled with Nasdaq on September 22, 2000 on the delisting notice it received with respect to its late filing of such quarterly report on Form 10-Q. By letter dated September 11, 2000, Nasdaq informed the Company that the Company

     "has been found to be in compliance with the filing requirement, as well as all other requirements for continued listing on the Nasdaq National Market. Therefore, the Company's oral hearing scheduled for Friday, September 22, 2000 at 10:30 a.m. will be considered moot and the hearing file will be closed."


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



                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    September 14, 2000          PACIFIC GATEWAY EXCHANGE, INC.



                                         By:  /s/ David M. Davis
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                                              David M.  Davis
                                              Acting Chief Financial Officer


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